Exhibit 32.2
Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Annual Report of MagneGas Corporation (the "Company") on Amended Form 10-KSB for the twelve months ending December 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Luisa Ingargiola, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

                                                /s/Luisa Ingargiola
                                               Luisa Ingargiola
                                               Chief Financial Officer

Dated: August 11, 2008